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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):        JULY 14, 1999
                                                         -------------


                               REGENT GROUP, INC.
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             (Exact name of registrant as specified in its charter)




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           DELAWARE                                     0-3338                        212-1558317
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
          (State or other jurisdiction                (Commission                  (I.R.S. Employer
           of incorporation)                         File Number)                 Identification No.)
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         720 MILTON ROAD, SUITE J3
         RYE, NEW YORK                                           10580
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         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (914) 921-6389
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                          477 Madison Avenue, Suite 701
                            New York, New York 10022
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          (Former Name or Former Address, if Changed Since Last Report)


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                           CURRENT REPORT ON FORM 8-K

                               REGENT GROUP, INC.

                                  JULY 14, 1999


ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

         On July 14, 1999, the Registrant completed its previously disclosed acquisition of Stock Siren.com, LLC ("Siren"), a New York limited liability company. Siren is an Internet-based advertising and publishing entity that owns and operates several financially oriented websites devoted to delivering comprehensive and robust financial information for both the individual and institutional investor. The Registrant issued 11,550,000 shares of its common stock, comprising approximately 83.4% of its voting shares, in exchange for all of the issued outstanding membership interests of Siren. The acquisition occurred pursuant to the Securities Purchase Agreement (the "Purchase Agreement"), dated as of July 7, 1999, between the Registrant and the holders of all of the outstanding membership interests of Siren.

       Pursuant to the Purchase Agreement, the members of Siren have designated four persons to the Registrant's Board of Directors. Those persons are Anthony Escamilla, Eric J. Miller, Robert M. Long and Anthony C. Vickerson. Pursuant to the Purchase Agreement, the Registrant has designated F. Albert Landwehr, Jr., to be the fifth member of its Board of Directors. All members of the Registrant's Board of Directors who held office immediately prior to the closing under the Purchase Agreement, have resigned, as required by the Purchase Agreement. Messrs. Escamilla, Miller, Long and Vickerson also became executive officers of the Registrant.

         In connection with the acquisition of Siren, the Registrant transferred its pre-closing assets, subject to its pre-closing liabilities, to RH Holdings, LLC ("RH"), a New York limited liability company. The sole member of RH is Marvin E. Greenfield. Mr. Greenfield is a former director and former chief executive officer of the Registrant and remains a principal stockholder of the Registrant. The consideration which RH delivered to the Registrant for the pre-closing assets was to assume all of the Registrant's pre-closing liabilities. In connection with this transfer of assets to Mr. Greenfield, the holders of all of the Registrant's existing liabilities discharged the Registrant from those liabilities.

         Siren now is a wholly-owned subsidiary of the Registrant and has become its primary operating business. The Registrant expects to capitalize on the growing use of the Internet by investors and financial professionals and will use Siren's four websites to tailor advertising, editorial products and other financial public relations services for clients wishing to reach this ever-increasing population.

         The Registrant, through Siren, expects to operate three websites focused on delivering high quality financial information. The websites are Stock Sheet.com, Stock Target.com and Stock Siren.com, each of which has its own format and following.


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         StockSheet.com(TM) supplies historical data on more than 8,000 publicly traded companies information at no charge to its users and distributes paid-for company editorial descriptions via the Internet.

         StockTarget.com(TM) is a financial website that offers reporting on the performance of numerous Wall Street stock analysts. StockTarget.com(TM) records and monitors how close the analysts come to their projected targets within their indicated ranges. Currently, StockTarget.com(TM) tracks analysts in approximately 22 industries with particular emphasis on internet/technology companies and biomedical companies.

         StockSiren.com(TM) is a financial web portal through which users are able to access numerous financial research tools. StockSiren.com(TM) users can maintain portfolios, receive real-time quotes, intra-day and technical charting, market data and commentary, earnings reports, financial calendars, IPO information and mutual and money market fund data. Visitors to the site can easily locate information and link to other financial, news and investment websites.

         MarketOwl.com(TM) is a website currently under construction. MarketOwl.com(TM) plans to provide financial tools for individuals ranging from the beginner investor to the professional investment community. Upon completion it expects to derive revenues primarily through advertising sales

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The Registrant has completed a transaction in which it acquired Siren as a wholly-owned subsidiary and transferred certain of its assets to an affiliate. See Item 1 above.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

         In accordance with Item 7(a)(4) of Form 8-K, the financial statements of Siren shall be provided not later than 60 days after the date on which this Current Report must be filed.

         (b)      Pro Forma Financial Information.

         In accordance with Item 7(b)(2) of Form 8-K, the pro forma financial information shall be provided not later than 60 days after the date on which this Current Report must be filed.

         (c)      Exhibits.

                  Securities Purchase Agreement, dated as of July 7, 1999, by and among the Registrant and the members of Stock Siren.com, LLC.

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EXHIBIT NO.                DESCRIPTION
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
10. Securities Purchase Agreement, dated as of July 7, 1999, by and among the Registrant and the members of Stock Siren.com, LLC.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        REGENT GROUP, INC.



Date:  July 21, 1999                    By: /s/Anthony Escamilla
                                           -----------------------------------
                                            Anthony Escamilla
                                            Chief Executive Officer





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                                  EXHIBIT INDEX

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EXHIBIT NO.                DESCRIPTION
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
10. Securities Purchase Agreement, dated as of July 7, 1999, by and among the Registrant and the members of Stock Siren.com, LLC.
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